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                                                                   EXHIBIT 10.11

                              OFFICE BUILDING LEASE

         1. PARTIES. This Lease, dated, for reference purposes only, October 26, 1988, is made by and between NORTH TUCSON BUSINESS CENTER, an Arizona partnership, (herein called "Landlord") and JERRY R. JONES & ASSOCIATES, INC., an Arizona corporation, (herein called "Tenant").

         2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office, industrial and service space (herein called "Premises"), known as Building"A", North Tucson Business Center, containing approximately 14,700 square feet of office space and 1,560 square feet of industrial and service space in Building "D", as shown on Exhibit "A", attached hereto and incorporated herein by reference, said Premises being agreed, for the purpose of this Lease to have a total area of approximately 16,260 rentable square feet.

         Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

         3. PAYMENT BY LANDLORD. The Landlord shall pay as and for partial consideration for the Tenant entering into this Lease Agreement, not more than Twenty Thousand and No/100 Dollars ($20,000), in cash, to reimburse the Tenant for moving expenses incurred, payable immediately upon Landlord's receipt of a written statement(s) of said moving expenses from Tenant.

         4. TERM. The term of this Lease shall be for ten (10) years commencing on the first day of February, 1989, and expiring on the 31st day of January, 1999.

         5. BASE RENT. During the first two (2) years of the term of this Lease, the Base Rent shall be abated. In the third year, commencing on February 1, 1991, Tenant agrees to pay Landlord, as Base Rent, without prior notice or demand, for the Premises the sum of ten Thousand Eight Hundred Forty ($10,840) per month ($8.00 per square foot) and a like sum on or before the first day of each successive calendar month thereafter up to and including January, 1992. Thereafter, Tenant agrees to pay Landlord as Base Rent, without prior notice or demand, for the Premises, the sum of Eleven Thousand Five Hundred Seventeen Dollars ($11,517) per month ($8.50 per square foot) on or before the first day of February, 1992, and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the month installment herein based upon a thirty (30) day month. Said Base Rent shall be paid to Landlord at the Landlord's address or at such other place as Landlord may designate in writing.

         6. SECURITY DEPOSIT. Tenant shall deposit with Landlord the sum of Eleven Thousand Five Hundred Seventeen Dollars ($11,517) on or before February 1, 1992. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions



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of this Lease to be kept and performed by Tenant during the remainder of the term. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant at the expiration of the Lease term.

         7.       POSSESSION.

                  (a) Landlord shall use its best efforts to deliver possession of the Premises to the ten by February 1, 1989. It is acknowledge by Tenant and Landlord that approximately three (3) months construction time will be required to deliver the Premises and that construction cannot commence until the Landlord and Tenant have approved the plans and specifications to be prepared pursuant to the Construction of Improvement Rider attached to this Lease. Landlord covenants to deliver possession to the Tenant at a time no later than three (3) months from the date of execution by the Landlord of the construction contract to complete the construction pursuant to the plans and specifications approved by Landlord and Tenant. In the event the Landlord fails to deliver possession of the Premises by that time, the Tenant shall have the right, but not the obligation, to terminate this Lease. Rent and other charges shall be abated during the period between the commencement of said term and the time when the Landlord delivers possession. In addition, all annual periods set forth in paragraph 5, above, for the commencement and adjustment of Base Rent, paragraphs 10(a), 10(g)(ii), 10(h), and 14, below, for the obligation of the Landlord in the first year of the lease term shall be extended and shall commence from the date of delivery of possession rather than February 1, 1989.

                  (b) In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, said occupancy shall be subject to all provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided, but shall advance the date to commence payment of Base Rent as set forth in paragraph 5, above.

         8. COST OF LIVING INCREASES. The Base Rent shall be increased the second month of the years 1993, 1995, and 1997, in proportion the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers (hereinafter the "Index"), which has occurred between the month of February 1992, and the second month of the year in which the rent is to be increased; provided, however, that the maximum increase for each cost of living increase shall not exceed five percent (5%). Landlord shall notify Tenant of each increase by delivering a written statement setting forth the Indices for the appropriate months, the percentage increase between those two Indices, and the new amount of the Base Rent. The Base Rent shall not be reduced from the last previous adjusted Base Rent by reason of any decrease in the Index. Tenant shall pay the new Base Rent from its effective date until the next periodic increase. Landlord's notice may be given after the effective date of the increase since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the date of lease, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the date of lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase in the Base Rent unless Tenant objects in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, the

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substitute Index shall be determined in accordance with the rules and regulations of the American Arbitration Association. The cost of such arbitration shall be borne equally by Landlord and Tenant.

         9. TERMINATION; ADVANCE PAYMENTS. Upon the termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, and any other advance payments or charges made by Tenant to or on behalf of Landlord, and Landlord shall refund the unused portion of the security deposit to Tenant.

         10.      ADDITIONAL CHARGES PAYABLE BY TENANT.

                  (a) Payment of Taxes. Tenant shall pay all Real Property Taxes on the Premises during the Lease term except for the first year of the Lease term when the Landlord shall pay all real property taxes. Subject to paragraph (c) below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Tenant shall promptly furnish Landlord with satisfactory evidence that the Real Property Taxes have been paid. Landlord shall reimburse Tenant for any Real Property Taxes paid by Tenant covering any period of time prior to or after the Lease term. If Tenant fails to pay the Real Property Taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment.

                  (b) Definition of "Real Property Tax." "Real Property Tax" means any fee, license fee, license tax, business license fee, rental, tax, transaction privilege fee, sales tax, levy, charge or assessment upon the Premises or upon the Landlord or the Tenant based upon the amount of rent paid hereunder. "Real Property Tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

                  (c) Joint Assessment. If the Premises is not separately assessed, Tenant's share of the real property tax payable by Tenant under paragraph (a) above shall be 24.16% of the total tax. Said percentage is equal to the percentage of square feet of the total rental area of the buildings (67,240 square feet) which is occupied by the Tenant. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

                  (d) Personal Property Taxes. Tenant shall pay, before delinquency, all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Premises.

                  (e) Tenant's Right to Contest Taxes. Tenant may attempt to have the assessed valuation of the Premises reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs of fees incurred by Landlord.

                  (f) Utilities. Tenant shall pay, directly to the appropriate supplier before delinquency, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. However, if any services or utilities are jointly metered with other property, Tenant shall pay the percentage of the total bill which is equal to the percentage of total rentable area of the property jointly metered occupied by the Tenant. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement calculating the percentage and the amount owed.

                  (g)     Insurance Premiums

                           (i)     Liability Insurance.  During the Lease term,
Tenant shall pay for and maintain a policy of comprehensive public liability insurance, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Premises, except during the first year of the Lease term when the Landlord shall pay all premiums for all insurance. The initial amount of such insurance shall be at least $1,000,000, with a commercially reasonable deductible amount and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

                          (ii)     Hazard Insurance. During the Lease term,
Tenant shall pay for and maintain policies of insurance, covering loss of or damage to the Premises in the full amount of its replacement value, except during the first year of the Lease term when the Landlord shall pay all premiums for all insurance. Such policy shall provide protection against all perils included within the classification of fire, extended coverage, vandalism and malicious mischief, and any other perils (except flood and earthquake, unless required by any lender holding a security interest in the Premises) which Landlord deems reasonably necessary.

                         (iii)     Payment of Premiums; Insurance Policies.
Tenant shall pay all premiums for the insurance policies covering the Premises described in section (a) and (b) above, within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. All insurance shall be maintained with companies holding a "General Policyholder's Rating" of B or better, as set forth in the most current issue of "Best's Insurance Guide" Tenant shall designate the Landlord as a party entitled to notice of cancellation of the insurance policies.

                  (h) Multiple Tenant Buildings. Tenant shall pay monthly, in advance, the 24.16% of the common area maintenance and repair costs of the Landlord (determined by standard accounting practices) which percentage is equal to the percentage of square feet of the total rentable area of the building or group of buildings (67,320 square feet) which is occupied by the Tenant. Landlord shall pay all common area charges assessable to Tenant during the first year of this Lease.

         11. USE. Tenant shall use the Premises for general office purposes and industrial and service purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

         Tenant shall not do or permit anything to be done in or about the Premises nor bring anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Premises or any of its contents, or cause cancellation of any insurance policy covering said Premises or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about he Premises. Tenant shall not commit or suffer to be committed any waste in or about the Premises.


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         12.      COMPLIANCE WITH THE LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.

         13. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of the Landlord. Any alterations, additions or improvements to or of said Premises, including but not limited to, wall covering, paneling and built-in cabinet work, but excepting moveable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense.

         14.      REPAIRS.

                  (a) From the commencement of this Lease during the first year of the Lease term, the Landlord shall be solely responsible for all repairs and maintenance to the Premises (except those caused by the negligent act or omission of the Tenant, its agents, employees and invitees), including but not limited to, the maintenance of the Premises in good sanitary order, condition and repair, the repair and replacement of plumbing, air conditioning, heating and electrical systems and structural portions of the building, including the roofs. After January 31, 1990, the Landlord shall maintain the exterior on the Premises of the common areas in good sanitary order, condition and repair and may charge the expense for the same as a common area maintenance charge, except for any extraordinary maintenance and repairs, the cost of which shall be borne solely by the Landlord. Subject to the provisions of paragraph 28, extending any time limitation placed upon the Landlord for repair, replacement and maintenance, the Landlord shall be liable for the failure to make any repairs or to perform any maintenance in the event such failure shall persist after thirty
(30) days after written notice of the need for such repairs or maintenance is given to Landlord and for the failure to immediately repair, restore or replace any property or improvement after forty-eight (48) hours after written notice from the Tenant that the failure or damage of the property or improvement diminishes services to the Tenant by interrupting or causing the interruption of electric, gas, water or other essential services to the Tenant or said damage results in a failure of the Landlord to comply with the applicable building codes affecting health and safety or renders the Premises unfit for its intended uses.

                  (b) By remaining in possession of the Premises on and after February 2, 1990, the beginning of the second year of the Lease term, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the interior of the Premises and every part thereof in good condition and repair; damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted.


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         15.      PARKING. Landlord and Tenant acknowledge that the Premises are a part of an industrial complex known as North Tucson Business Center, Phase I. Landlord and Tenant further acknowledge that the complex consist of six (6) buildings totaling sixty-seven thousand three hundred twenty (67,320) square feet. Landlord covenants that there are three hundred and one (301) existing parking stalls shared in common by all tenants. Landlord reserves the right to allocate certain parking to existing tenants provided such allocation does not exceed a percentage of the total parking computed by the ratio of any tenant space to the total space. Landlord shall, upon the request of the Tenant, provide 24.16% of the parking nearest the Tenant's Premises to be allocated to the Tenant for its use, or approximately seventy-two (72) spaces total, including that certain secured parking located in the carport area to the west of Building A. Landlord covenants that no change in the rules and regulations will affect Tenant's percentage of the total spaces allocated and that at no time will the total parking space in the complex known as North Tucson Business Center be less than three hundred one (301) spaces.

         16. WAIVER AND RELEASE FOR DAMAGE TO PERSONAL PROPERTY. Tenant waives, releases and discharges Landlord, its agents, employees, and contractors from all claims or demands whatsoever which Tenant may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property, and loss of use thereof occasioned by fire or other casualty and agrees to look to the insurance coverage only in the event of such loss, provided that said damage to or destruction of the machinery, equipment, furniture, fixtures, personal property, and loss of use thereof occasioned by fire or casualty is not caused by or resulting from the negligence of or breach of contract by Landlord, its agents, employees, contractors or licensees.

         17. QUIET ENJOYMENT. If Tenant pays the Base Rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Premises for the full Lease term.

         18. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant.

         19. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

         20. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising


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from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from any and all costs, attorneys' fees, expenses and liabilities incurred by reason of any claim, action or proceeding brought thereon. In the event any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to person, in, upon or about the Premises, from any cause other than the negligence of the Landlord, its employees, agents, licensees or contractors.

          Landlord shall not be liable for loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other causes whatsoever, unless caused by or due to the negligence of or breach of contract by Landlord, its agents, contractors, licensees or employees. Tenant shall give prompt notice to Landlord in case of fire or accidents on the Premises in the building or of defects therein or in the fixtures or equipment.

         Notwithstanding the foregoing, Landlord agrees to indemnify and save Tenant, its employees, agents, contractors, and licensees harmless against and from any and all claims, loss, damage and expense by or on behalf of any person, firm, or corporation, arising from any breach or default on the part of Landlord on the performance of any covenant or agreement on the part of Landlord to be performed, pursuant to the terms of this Lease Agreement, or arising from any act or negligence on the part of Landlord or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused directly or indirectly by Landlord, its agents, and employees to any person, firm or corporation occurring during the term of this Lease Agreement, in or about the Premises, other buildings and common areas and from and against all costs, attorneys fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Tenant or its agents, contractors, servants, employees or licensees, by reason of any such claim, Landlord, upon notice from Tenant covenants to resist or defend such action or proceeding. In addition to the foregoing, Landlord shall be responsible for loss or damage to personal property sustained by Tenant due to the negligent acts or fault of Landlord, its employees, agents, contractors or licensees.

         21. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

         22. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules, which modifications will not adversely affect the Tenant's interest. Landlord covenants to use its best efforts to protect Tenant from violation of any rules and regulations concerning the common area or the Premises, provided, however, that Tenant and Landlord agree that no changes in the rules and regulations will affect the ratio of parking area as the same is set forth in paragraph 15, above, nor will Landlord change the location of any of such parking as it relates to the Premises. Failure of Landlord to comply with this provision may be considered a default pursuant to paragraph 28.

         23. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises upon reasonable notice to Tenant, inspect the same, to submit said Premises to prospective purchasers or tenants, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part, that Landlord may deem necessary or desirable.

         In exercising any right of entry for making repairs or alterations of the Premises, Landlord shall use all reasonable efforts not to interfere with Tenant's business operations of the Premises and to avoid excessive noise in connection with the work performed by it in and around the Premises and to the extent possible perform such work at other than normal business hours. Landlord shall perform any repair, restoration or alteration required of Landlord hereunder with all due diligence. Furthermore, Landlord shall give Tenant reasonable notice prior to its exercise of such right, provided that no such notice shall be required in case of emergency.

         24. DAMAGE OR DESTRUCTION.

                  (a) Partial Damage to Premises. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises. If the Premises is only partially damaged, that is the Premises is not rendered unfit for Tenant's intended uses, and if the proceeds received by Landlord from the insurance policies described in paragraph 10(g) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements. Tenant shall, if the damage is due to an act or omission of Tenant, pay Landlord the "deductible amount" (if any) under the insurance policies. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies maintained under paragraph 10(g), Landlord may elect either (i) to repair the damage within thirty (30) days of the date the damage occurred, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within fifteen (15) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall, if the damage was due to an act or omission of Tenant, pay Landlord the "deductible amount (if any) under Landlord's insurance policies, and, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and any building in which the Premises is located. Tenant shall pay the cost of such repairs, except that, upon completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If the damage to the Property occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Premises and Tenant shall have no right to continue this Lease. Landlord shall notify


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Tenant of its election within fifteen (15) days after receipt of notice of the occurrence of the damage. Tenant shall, if the damage was due to an act or omission of Tenant, pay Landlord the "deductible amount" (if any) under landlord's insurance policies.

                  (b) Total or Substantial Destruction. If the Premises is totally or substantially destroyed by any cause whatsoever, such that the Premises is rendered unfit for Tenant's intended uses, or if the Premises is in a building which is substantially destroyed (even though the Premises is not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Premises can be rebuilt within one (1) year after the date of destruction, Landlord may elect to rebuild the Premises at Landlord's own expense, in which case, this Lease may remain in effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction and thereafter Tenant has thirty (30) days to notify the Landlord of Tenant's election to continue or terminate the Lease. If Tenant elects to continue the Lease, Landlord shall complete the rebuilding within one (1) year after the date of destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received from Landlord, in addition to the "deductible amount" (if any).

                  (c) Temporary Reduction of Rent. If the Premises is destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this paragraph 24, any rent or other charges payable by Tenant during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums, real property taxes and other charges payable by Tenant. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, restoration of or to the Premises unless such damage, destruction, repair or restoration was directly or indirectly caused by the negligence of Landlord, its employees, agents or servants.

         25. CONDEMNATION. If all or any portion of the Premises is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the Premises, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10 days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Premises. If this Lease is not terminated, Landlord shall repair any damage to the Premises caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay


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for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

         Tenant shall have the right to prove in any condemnation proceedings and/or to receive any separate award which may be made for damages to or condemnation of Tenant's movable trade fixtures and equipment and for moving expenses and for all other damages including loss of leasehold and interest in this Lease Agreement as provided by the applicable statutes and laws of the State of Arizona.

         26. DEFAULT OF TENANT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

                  (a) The vacating or abandonment of the Premises by Tenant.

                  (b) The failure of Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

                  (c) The failure of Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in article 26(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for it to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

         27. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

                  (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of fifteen percent (15%) per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (i) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (ii) proceeding under the provisions of the following paragraph 27(b).

                  (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

         Notwithstanding any provision contained in this paragraph 27 to the contrary, the Landlord shall have the duty and obligation to mitigate each and every claim for damages as a result of any breach by Tenant of any term or obligation under this Lease including, but not limited to proceeding with due diligence to relet the Premises even if in so doing the Landlord must accept less favorable terms under a lease agreement or a lesser amount of Base Rent, or other charges paid by Tenant and even if in so doing the Landlord relets the Premises to the Tenant, its employees, agents or assigns. Further, Landlord shall at all times act in good faith with respect to all of its dealings and the enforcement of all of its rights pursuant to this Lease Agreement.

         28.      DEFAULT BY LANDLORD AND REMEDIES. If, during the term of this
Lease:

                  (a) Landlord shall default in fulfilling any of the covenants, obligations or agreements of this Lease;

                  (b) Landlord shall fail to make any repairs and do whatever is necessary to put and keep the Premises in fit and habitual condition as required herein;

                  (c) Landlord shall fail to keep all common areas in clean and safe condition;

                  (d) Landlord fails to repair, restore, or replace any property service or improvement within thirty (30) days of written notice of the Tenant or within forty-eight (48) hours of the written notice of the Tenant in the event said damage adversely affects the Tenant's use and occupancy of the Premises as provided in paragraph 14; then the Landlord shall be deemed to be in default hereunder.

         In the event of Landlord's default hereunder, Tenant may give Landlord notice of such default and, if at the expiration of thirty (30) days after service of such notice (or forty-eight (48) hours of such notice as provided in paragraph 14), the default upon which said notice was based shall continue to exist, or in the event of a default or contingency which cannot with due diligence be cured within a period of thirty (30) days (or forty-eight (48) hours if applicable), if Lessor fails to proceed promptly after the service of said notice and with all due diligence to commence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with the default not susceptible of being cured with due diligence within thirty (30) days, the time within which the Landlord is to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), Tenant, at its option, may terminate this Lease and upon such termination Tenant will quit and surrender the Premises to Landlord but Tenant shall retain any and all rights and remedies provided by this Agreement and at law or equity for damages, costs, expenses and attorneys' fees sustained by Tenant as a result of Landlord's default. In addition to other remedies in this Lease provided, Tenant shall be entitled (i) to cure the default which the Landlord has failed to cure within the applicable time periods, at the Landlord's expense by causing the work to be done by a licensed contractor and after submitting to the Landlord an itemized statement and a waiver of lien, deduct from his rent the actual cost of the work; or (ii) to recover damages for Landlord's default.

         29. OFFSET/ESTOPPEL STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. In the event Tenant fails to provide said statement within the ten (10) days, Tenant irrevocably constitutes and appoints the Landlord as its special attorney-in-fact to execute and deliver the certificate to any third party.

         30.      GENERAL PROVISIONS.

                  (a) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The failure of Tenant to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or option or any other covenant or option. No waiver by the Tenant of any breach or any covenant hereof of which the Tenant has knowledge shall be deemed to be a waiver of any future breach or default.

                  (b) Notices. All notices, elections, demands or other statements this Lease Agreement requires or permits either party to give to the other shall be in writing and shall be personally delivered, or delivered by air courier service, deposited in a regularly maintained receptacle of the United States Mail in a sealed wrapper with first class and certified or registered postage applied, prepaid, return receipt requested, or be transmitted by telegram. Notices are to be addressed to the respective parties as follows:

                  Landlord:                 North Tucson Business Center
                                            17062-A Murphy Avenue
                                            Irvine, California 92714

                  Tenant:                   Jerry R. Jones & Associates, Inc.
                                            35 East Toole Avenue
                                            Tucson, Arizona 85702

Either party or any other person entitled to notice hereunder may from time to time designate to the others, in writing and give in accordance with this paragraph, a different address for service of notice. If mailed or delivered, all such notices, elections, demands or other writings shall be deemed served upon delivery thereof. If telegramed all such notices, elections, demands or other writings shall be deemed served upon delivery to the addressee as confirmed by the telegraphic agency to the sender.

                  (c) Marginal Heading. The marginal headings and article titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  (d) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

                  (e) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  (f) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any part until fully executed by both parties hereto.

                  (g) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

                  (h) Sale of Premises by Landlord. In the event of any sale of the building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

                  (i) Subordination, Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution now or hereafter in force against the land and building of which the Premises are a part, and upon any building hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

                  In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         The provisions of this article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

                  (j) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

                  (k) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  (l) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

                  (m) Signs. Tenant shall be entitled to place a sign(s) upon the Premises or building with the Landlord's prior written consent, which consent shall not be unreasonably withheld.

         31. RIDER. The following Rider is attached to and made a part of this Lease: Construction of Improvements Rider.

         32. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only ILIFF THORN & COMPANY and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

         33. FIRST RIGHT OF REFUSAL. During the term of this Lease, and only in the event that the Landlord has elected to subdivide the property known as North Tucson Business Center, Phase I, such that any part or all of the Premises may be sold separate and apart from the remaining portions of North Tucson Business Center, Phase I, the Tenant shall have a right of first refusal to purchase either or both Building A and Building D of North Tucson Business Center, Phase I. This first right of refusal shall not apply to any offer to purchase or agreement between the Landlord and any third party for the sale, transfer or conveyance of all of the property known as North Tucson Business Center, Phase I. Upon receipt of a written offer from a third party to purchase all or any portion of Building A or/and Building D or the execution of an agreement between the Landlord and any third party for the sale, transfer or conveyance of all or any portion of Building A and/or Building D, then the Landlord shall notify the Tenant in writing, by providing the Tenant with a copy of the offer or agreement and of all other material terms of said sale, conveyance, transfer or disposition. Upon receipt of such notification, the Tenant shall have five (5) working days to notify the Landlord, in writing by posting the same by certified mail to the Landlord, of its desire to purchase the subject property under the same terms and conditions as included in the third party agreement or offer. In the event the Tenant fails to elect to exercise its first right to refusal in the time period specified herein and the Landlord subsequently sells the property to a third party pursuant to the terms of the offer or agreement for transfer, sale, or conveyance of Building A and/or Building D was previously submitted to the Tenant, then upon the closing of that transaction and transfer of title to said property, this first right of refusal shall forever be extinguished and shall no longer bind the Landlord or its successors or assigns.

         The parties hereto have full authority to and have executed this Lease at the place and on the dates specified immediately adjacent to =their respective signatures.

LANDLORD:                               TENANT:


NORTH TUCSON BUSINESS CENTER            JERRY R JONES & ASSOCIATES, INC.


By  /s/  ROBERT D. JONES                By  /s/  JERRY R. JONES
  -----------------------------           --------------------------------

Its  General Partner                    Its  President
   ----------------------------            -------------------------------

STATE OF ARIZONA                    )
                                    )       ss:
COUNTY OF PIMA                      )


         The foregoing instrument was acknowledged before me this _____ day of __________, 1988, by ____________________, its ____________________ of NORTH
TUCSON BUSINESS CENTER, an Arizona partnership, on behalf of the partnership.



                                      __________________________________________
                                      Notary Public

My Commission Expires:

________________________

STATE OF ARIZONA                    )
                                    )       ss:
COUNTY OF PIMA                      )

         The foregoing instrument was acknowledged before me this _____ day of __________, 1988, by JERRY R. JONES, President of JERRY R. JONES & ASSOCIATES, INC. an Arizona corporation, on behalf of the corporation.


                                           _____________________________________
                                           Notary Public



My Commission Expires:

______________________

                          CONSTRUCTION OF IMPROVEMENTS
                             BY LANDLORD LEASE RIDER


         This Rider is attached to and made a part of that certain Lease dated October 26, 1988, between NORTH TUCSON BUSINESS CENTER, a Landlord and JERRY R. JONES & ASSOCIATES, INC., as Tenant, covering the Property commonly known as Buildings "A" and "D," North Tucson Business Center, ("the Lease"). The terms used in this Rider shall have the same definitions as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

         A. Description of Improvements. Landlord shall, at Landlord's expense, construct certain improvements on or about the Property (the "Work") in accordance with certain plans and specifications attached hereto as Exhibit "1" and incorporated herein by this reference and the Final Plans, as hereinafter defined.

         B. Preliminary Plans. If the plans and specifications attached hereto are final plans and specifications, such final plans and specifications are hereinafter referred to as the "Final Plans," and the remainder of this paragraph shall be inoperative. If the plans and specifications attached hereto are preliminary plans, Landlord shall prepare final working drawings and outlined specifications for the Work and submit such plans and specifications to Tenant for its approval on or before October 28, 1988. Tenant shall approve or disapprove such drawings and specifications within ten (10) days after receipt from Landlord. Tenant shall have the right to disapprove such drawings and specifications only if they differ from the plans and specifications attached hereto. If Tenant disapproves such drawings and specifications, Landlord and Tenant shall promptly meet in an attempt to resolve any dispute regarding such drawings and specifications. If the parties are unable to agree upon the final working drawings and specifications for the Work on or before November 30, 1988, either Landlord or Tenant may terminate the Lease upon seven (7) days' prior written notice to the other party, in which case neither Landlord nor Tenant shall have further liability to the other; provided, however, that all costs incurred for the preparation of the plans and specifications shall be divided in half, both the Landlord and Tenant to bear the cost of one-half thereof. Final working drawings and specifications prepared in accordance with this paragraph B and approved by Landlord and Tenant are hereinafter referred to as the "Final Plans."

         C. Completion of the Work. Landlord shall use its best efforts to complete the Work described in the Final Plans prior to the scheduled Commencement Date set forth in Section 3 of the Lease.

         D. Changes. Landlord's obligation to prepare the Property for Tenant's occupancy is limited to the completion of the Work set forth in the Final Plans. Landlord shall not be required to furnish, construct or install any items not shown thereon. If Tenant requests any change, addition or alternation ("Changes") in such plans and specifications or in the construction of the Work, Landlord shall promptly give Tenant an estimate of the cost of such Changes and the resulting delay in the delivery of the Property to Tenant. Withing ten (10) days after receipt of such estimate, Tenant shall give Landlord written notice whether Tenant elects to proceed with such Changes. If Tenant notifies Landlord in writing that Tenant elects to proceed with such Changes and if Landlord approves such Changes, Landlord shall, at Tenant's expense, promptly make such Changes. If Tenant fails to notify Landlord of its election within the ten (10) day period, Landlord may either (1) make such Changes at Tenant's expense or (2) complete the Work without making such Changes. Any delay caused by Tenant's request for any Changes or from the construction of any Changes shall not, in any event, delay the Commencement Date, which shall occur on the date it would have occurred but for such Changes. The Work shall be property of Landlord and shall remain upon and be surrendered with the Property upon the expiration of the Lease Term.

         E. Amount for Tenant Improvements. The Landlord shall expend $311,000 for the Work and Changes thereto. In the event the Landlord must expend more than $311,000 for the Work and Changes, then such additional expense shall be payable by the Tenant upon the following terms:

                  (i) The Landlord shall send the Tenant written notice and evidence of the additional expense no later than thirty (30) days after completion of the Work and Changes. Said notice shall include the amount of the monthly payment.

                  (ii) The additional expense shall bear interest from January 1, 1991, at the rate of ten percent (10%) per annum and shall be amortized over a ten (10) year period.

                  (iii) Monthly payments of principal and interest shall be paid each month on the same day Base Rent is payable, beginning with the month in which Base Rent is first payable by Tenant, February, 1991.

                  (iv) At the expiration of the Lease term, January 31, 1999, no further payments shall be due or payable by Tenant.

         In the event the Landlord expends less than $311,000 for the Work and Changes, then the difference between the actual amount expended and $311,000 shall be a reduction of the rent payable by Tenant, calculated as follows:

                  (i) The Landlord shall send the Tenant written notice of the difference and evidence of the actual expense no later than thirty (30) days after completion of the Work and Changes. Said notice shall include the amount of the monthly payment.

                  (ii) The difference shall bear interest from January 1, 1991, at the rate of ten percent (10%) per annum and shall be amortized over a ten (10) year period.

                  (iii) The amount of principal and interest due monthly to amortize the difference shall be a reduction of the amount of the Base Rent payable by Tenant beginning with the month in which Base Rent is first payable by Tenant, February 1991.

                  (iv) At the expiration of the Lease term, January 31, 1999, no further offset shall be due or allocable to the Tenant.

        Attach plans and specifications as Exhibit "1."  Initials /s/ JRJ /s/ RJ
                                                                  --------------

                                    SUBLEASE

         This Sublease is made this 29th day of February, 1996, by and between David Evans and Associates, Inc. ("Sublessor"), the successor in interest to Jerry R. Jones & Associates, Inc. (original "Tenant"), and Ventana Medical Systems ("Sublessee").

         Sublessor is the Tenant under that certain Lease ("Master Lease") by and between North Tucson Business Center ("Landlord") and Sublessor ("Tenant"), executed on or about October 26, 1988 for the premises described in the Master Lease ("Premises"), a true and correct copy of which is attached hereto as Exhibit A and incorporated herein by this reference.

         In consideration of the mutual promises contained herein, Sublessor hereby subleases the Premises to Sublessee subject to the terms of the Master Lease, and further subject to the provisions of this Sublease as follows:

         1. Sublessee hereby agrees to abide by and observe all the terms, covenants and conditions of the Master Lease.

         2. The Premises to be subleased by Sublessee consist of approximately 14,700 rentable square feet of office space in 3845 N. Business Center Drive, plus approximately 1,560 rentable square feet in 3875 N. Business Center Drive, Suite 104. Sublessee agrees to accept the Premises in an "as-is" condition, at no expense to Sublessor.

         3. The term of this Sublease shall be for a period commencing upon the vacating of the Premises by Sublessor, estimated to be on or about May 1, 1996, and ending on the expiration of the Master Lease, January 31, 1999.

         4. Provided the provisions of the Master Lease do not conflict with the specific provisions of this Sublease, each provision is incorporated into this Sublease as if fully and completely rewritten herein, and Sublessee agrees to be bound to Sublessor by all the terms of the Master Lease and to perform all the obligations and responsibilities that Sublessor, by the Master Lease, assumes towards the Landlord.

         5. Sublessee agrees to pay Sublessor monthly rent for the Premises, not including applicable rental tax, as follows:

         From commencement through January 31, 1997, $11,885.54 per month, plus applicable tax.

         Commencing February 1, 1997, and ending January 31, 1999, $11,885.54 per month, plus CPI increase (not to exceed 5% per year) and applicable rental tax.

         In addition, Sublessee shall assume the obligations of Sublessor under the Construction of Improvements by Landlord Lease Rider dated October 26, 1988. Said Lease Rider outlines the payment of $1,776.00 per month, principal and interest, which Sublessee agrees to pay beginning upon commencement of this Sublease and continuing through January 31, 1999. Beginning February 1, 1999, the obligation shall revert to Sublessor, unless otherwise provided for by Sublessor.

         Sublessee shall pay any Additional Charges Payable by Tenant as provided for in the Master Lease, including but not limited to, real estate taxes, insurance, utilities, repairs, fees for covered parking, and security bills.

         6. The following events shall be deemed to be events of default by Sublessee under this Sublease: any events of default by Sublessee listed as events of default by Tenant as set forth in the Master Lease or any default in the provisions of this Sublease. Upon the occurrence of any such events of default, and in addition to any other available remedies provided by law or in equity, Sublessor shall have all remedies granted to Landlord in the Master Lease. Sublessor shall be in default under this Sublease if Sublessor fails to perform any obligations under this Sublease or under the Master Lease and Sublessee shall have all rights and remedies provided by law.

         7. Upon execution of this Sublease, Sublessee shall deposit with Sublessor the amount of Eleven Thousand Eight Hundred Eighty-Five and 54/100 Dollars ($11,885.54) as a security deposit to be held by Sublessor pursuant to the provisions of the Master Lease.

         8. Time is of the essence of this Sublease and each and all of the terms hereof.

         9. Any notice or other communication required or permitted to be given under this Sublease or under the Master Lease shall be in writing and shall be deemed to be delivered on the date it is hand delivered to the party to whom such notice is given, at the address set forth below, or if such notice is mailed, on the date on which it is deposited in the United States Mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the party to whom such notice is directed, at the address set forth below.

                  Sublessor:        Mark Hanshaw
                                    David Evans and Associates, Inc.
                                    345 E. Toole Avenue
                                    Suite 300
                                    Tucson, AZ 85701

                  Sublessee:        Preston Brown
                                    Ventana Medical Systems, Inc.
                                    3865 North Business Center Drive
                                    Tucson, AZ 85705

         10. Sublessee shall have no right to assign or sublet any interest in this Sublease without first obtaining the written consent of the Landlord and Sublessor, which consent may or may not be granted by the Landlord or Sublessor in their sole opinion, judgment or discretion.

         11. Sublessor shall have no liability to Sublessee for any wrongful action or default on the part of Landlord pursuant to the terms of the Master Lease and Sublessee hereby agrees to look solely to Landlord in event of any such default, the liability and obligations of Sublessor being solely pursuant to the terms and conditions of this Sublease.

         12. In the event one or more of the provisions contained in this Sublease shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity , illegality or unenforceability shall not affect any other provision hereof and this Sublease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. This Sublease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings and written or oral agreements between the parties respecting the subject matter of this Sublease. Upon the commencement date of this Sublease, the Sublease Agreement dated March 8, 1994, together with Addendum No. 1 dated June 2, 1995, and Addendum No. 2 dated June 2, 1995, shall be cancelled and of no further force and effect.

         14. Hazardous Substances. Sublessee shall be responsible for any damage, contamination, liability, clean up, legal cost, fine, or other result of improper handling, use of, storage by any person, except Sublessor, of any toxic or hazardous materials in the Premises or in transporting such materials by Sublessee, or its employees, agents, or contractors, on the real property of Sublessor. In the event any agency of any governmental jurisdiction orders Sublessee to discontinue the transporting, handling, storage or use of any toxic or hazardous materials in the Premises or on the real property of Sublessor, or orders any clean up work resulting from Sublessee's handling, use, or storage of such materials, Sublessee shall immediately comply with such order. Sublessee shall indemnify and defend Sublessor from any claim of damage or liability by any person or entity arising out of such transportation, handling, use or storage of toxic or hazardous materials by Sublessee or its employees, agents or contractors.

         15. Sublessee shall have the right to install telephone and computer cables and terminals provided the installation of these items does not substantially damage the Premises.

         Executed on the day and year first written above.

                                            SUBLESSOR:  DAVID EVANS AND
                                            ASSOCIATES, INC.

                                            BY:  /s/  MARK HANSAAN
                                               ------------------------

                                            ITS:  Associate
                                                -----------------------

                                            SUBLESSEE:  VENTANA MEDICAL
                                            SYSTEMS, INC.

                                            BY: /s/  PRESTON BROWN
                                               ------------------------

                                            ITS:  Manufacturing Partner
                                                -----------------------

         Consent to this Sublease is hereby given by NTBC Tucson Limited Partnership, Halualoa Arizona, Inc., General Partner, Landlord for the premises described herein under the Lease dated October 26, 1988, between North Tucson Business Center and Jerry R. Jones & Associates, Inc.

                                            BY:________________________

                                            ITS:_______________________

                                            DATE:______________________